FSS2 P1 01/20

SUPPLEMENT DATED JANUARY 27, 2020

TO THE PROSPECTUS DATED SEPTEMBER 1, 2019

OF

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

FRANKLIN NATURAL RESOURCES FUND

(each a series of Franklin Strategic Series)

Effective January 31, 2020, the Prospectus will be amended as follows:

I. The portfolio management team under the “FUND SUMMARIES – Franklin Biotechnology Discovery Fund – Portfolio Managers” section in the prospectus is replaced with the following:

Portfolio Managers

Evan McCulloch, CFA Vice President of Advisers and portfolio manager of the Fund since 1997.

Wendy Lam, Ph.D. Portfolio Manager of Advisers and portfolio manager of the Fund since 2018.

Akiva Felt Portfolio Manager of Advisers and portfolio manager of the Fund since January 2020.

II. The portfolio management team under the “Fund Details – Franklin Biotechnology Discovery Fund – Management” section in the prospectus is replaced with the following:

The Fund is managed by a team of dedicated professionals focused on investments in securities of biotechnology companies and discovery research firms. The portfolio managers of the team are as follows:

Evan McCulloch, CFA   Vice President of Advisers

Mr. McCulloch has been a portfolio manager of the Fund since 1997 and assumed duties of lead portfolio manager of the Fund in 2000. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton in 1992.

Wendy Lam, Ph.D.   Portfolio Manager of Advisers

Dr. Lam has been a portfolio manager of the Fund since 2018, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment. She joined Franklin Templeton in 2016. Prior to joining Franklin Templeton, Dr. Lam was an Executive Director and Senior Analyst covering large-cap biotechnology for Oppenheimer & Co and had been an Equity Research Associate at Bank of America Merrill Lynch, Morgan Stanley and Oppenheimer & Co.

Akiva Felt   Portfolio Manager of Advisers

Mr. Felt has been a portfolio manager of the Fund since January 2020, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment. He joined Franklin Templeton in 2018. Prior to joining Franklin Templeton, Mr. Felt was a Senior Research Analyst with Asymmetry Capital, a healthcare focused hedge fund. He has covered the biotechnology sector since 2007 in increasing capacities on the sell-side, most recently as Managing Director for Oppenheimer & Co.

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Please keep this supplement with your prospectus for future reference.